                                                                   Exhibit 10.33

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

            THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (as may be amended, supplemented and otherwise modified from time to time, "IP Security Agreement") is made and effective as of March 16, 2000, by BIZNESSONLINE.COM, INC. (including any successor or permitted assignee thereof, "Grantor"), in favor of MCG FINANCE CORPORATION, as Administrative Agent (including any successor, participant, assignee or transferee thereof, "Administrative Agent") for itself and the Lenders (as defined in the Credit Agreement below).

                                 R E C I T A L S

            WHEREAS, Grantor and each direct and indirect Subsidiary of Grantor (each, a "Borrower"; collectively, the "Borrowers") desire and have applied to Administrative Agent and the Lenders for a credit facility consisting of a term loan pursuant to which up to $15.0 million can be borrowed from time to time; and

            WHEREAS, pursuant to that certain Credit Facility Agreement by and among Borrowers, Lenders and Administrative Agent dated as of March 16, 2000 (as may be amended from time to time, "Credit Agreement"), a condition precedent to the obligation of the Administrative Agent or any Lender to execute and perform under the Credit Agreement is that Borrowers shall have executed and delivered that certain Master Security Agreement, Collateral Assignment and Equity Pledge executed by Borrowers in favor of Administrative Agent for the benefit of Administrative Agent and the Lenders dated as of March 16, 2000 (as may be amended from time to time, "Security Agreement") encumbering all of Borrowers' tangible and intangible personal property assets in favor of Administrative Agent for the benefit of Administrative Agent and the Lenders; and

            WHEREAS, under the terms of the Security Agreement, Grantor has agreed to assign certain intellectual property to Administrative Agent for purposes of securing the obligations to Administrative Agent and the Lenders under the Credit Agreement and related Loan Documents; and

            WHEREAS, Grantor has determined that it is in its best interest to execute this IP Security Agreement inasmuch as Grantor will derive substantial direct and indirect benefits from the funding of the Advances by Administrative Agent pursuant to the Credit Agreement;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Grantor and Administrative Agent hereby agree as follows:

            1. Grant. Grantor hereby grants to Administrative Agent an absolute, present, unconditional, continuing first priority security interest in and to Grantor's entire right, title and interest in and to the following property and rights (collectively, the "Collateral"):

                  (a) The U.S., state and foreign copyrights, associated copyright registrations and applications for copyright registration, and copyright licenses set forth on Schedule A attached hereto (collectively, the "Copyrights"); and

                  (b) The U.S., state and foreign patents and patent applications, and patent licenses set forth on Schedule B attached hereto, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the "Patents"); and

                  (c) The U.S., state and foreign trademark and service mark registrations, trademark and service mark applications, and trademark and service mark licenses set forth on Schedule C attached hereto (including all associated goodwill, collectively, the "Trademarks"); and

                  (d) Any and all claims and causes of action for past, present or future infringement of any of the Collateral, with the right, but not the obligation, to sue for and collect damages for infringement of the Collateral; and

                  (e) Any and all licenses or rights granted under any of the Collateral, and all license fees and royalties arising from such licenses or rights, to the extent permitted by such licenses or rights; and

                  (f) Any and all amendments, renewals, extensions, reissuances and replacements of any of the Collateral; and

                  (g) Any and all products and proceeds of any of the foregoing.

            2. Requested Recordation. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks (and any state, foreign or other authorities to which this IP Security Agreement is submitted) to file and record this IP Security Agreement (and any corresponding or separate application forms of such jurisdiction) in order to publicly reflect Administrative Agent's interest in the Collateral.

            3. Assignment. Upon the occurrence of an Event of Default (as defined in the Security Agreement), Grantor shall execute and deliver to Administrative Agent an absolute assignment transferring its entire right, title, and interest in and to the Collateral to Administrative Agent.

            4. Power of Attorney. Grantor hereby irrevocably grants Administrative Agent a power of attorney, to act as Grantor's attorney-in-fact, with full authority in the name, place and stead of Grantor, from time to time in Administrative Agent's discretion, to take any action and to execute any instrument which Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of the Security Agreement or this IP Security Agreement. This authority includes, without limitation, the following:

                  (a) To modify or amend (in Administrative Agent's sole discretion and without first obtaining Grantor's approval of or signature thereto) Schedule A, Schedule B, and/or Schedule C hereof, as appropriate, to include references to any registered intellectual property (or application or license therefor) acquired by Grantor after the execution hereof or to delete any reference to any Collateral in which Grantor no longer has or claims any right, title or interest; and

                  (b) To execute, file and pursue (in Administrative Agent's sole discretion and without first obtaining Grantor's approval of or signature thereto, unless otherwise prohibited by applicable law) any application, form or other document in order to perfect, maintain, continue or otherwise protect Administrative Agent's interest or Grantor's rights in the Collateral, including, without limitation, executing and filing (i) any financing statement, any continuation statement or any amendment thereto, and (ii) any document in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or the relevant office of any state or foreign jurisdiction (including, without limitation, the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings) and to pay any fees and taxes in connection therewith or otherwise; and

                  (c) To execute any assignment or other document required to acknowledge, register or perfect Administrative Agent's interest in any part of the Collateral without the signature of Grantor unless prohibited by applicable law.

The foregoing power of attorney is coupled with an interest and is irrevocable.

            5. Release. The security interest granted herein will terminate (and all rights to the Collateral will revert to Grantor) upon satisfaction of the following conditions: (a) payment and performance in full of all the obligations secured hereby (unconditionally and indefeasibly) and (b) the termination of the Credit Agreement (and the Facilities thereunder). Upon any such termination, Administrative Agent (at Grantor's request and sole expense) will execute and deliver to Grantor (without any representation, warranty or recourse of any kind whatsoever) such documents as Grantor may reasonably request and provide to Administrative Agent to evidence such termination.

            6. Miscellaneous. This IP Security Agreement has been entered into in conjunction with the provisions of and the security interest granted to Administrative Agent under the Security Agreement. The rights and remedies of Grantor and Administrative Agent with respect to the security interest granted herein are in addition and without prejudice to those set forth in the Security Agreement and the Credit Agreement, all terms and provisions of which are hereby incorporated herein by reference. This IP Security Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document; each such counterpart will be deemed to be an original but all counterparts together will constitute one and the same instrument. In the event that any provisions of this IP Security Agreement are deemed to conflict with the Security Agreement or the Credit Agreement, the provisions of the Security Agreement or Credit Agreement shall govern.

            IN WITNESS WHEREOF, the parties hereto have executed this IP Security Agreement, as an instrument under seal (whether or not any such seals are physically attached hereto), through their duly authorized officers, as of the date first written above.



ATTEST:                                   BIZNESSONLINE.COM, INC.
                                          (Grantor)

By:                                       By:    /s/ Mark E. Munro
   ------------------------------            ---------------------------
Name:  Michael F. Sweeney                 Name:  Mark E. Munro
Title: Assistant Secretary                Title: President and Treasurer


      [CORPORATE SEAL]

                                          Address:    1720 Route 34
                                                      P. O. Box 1347
                                                      Wall, NJ 07719

                                          Telephone:  (___) _________
                                          Facsimile:  (___) _________


WITNESS:                                  MCG FINANCE CORPORATION
                                          (Administrative Agent)

By:                                       By:    /s/ Steven Tunney
   ------------------------------            -----------------------------
                                          Name:  Steven Tunney
                                          Title: Chief Operating Officer and
                                                 Chief Financial Officer


                                          Address:    1100 Wilson Blvd.
                                                      Suite 800
                                                      Arlington, VA 22209

                                          Telephone:  (703) 247-7500
                                          Facsimile:  (703) 247-7505

                                 ACKNOWLEDGMENT

STATE OF  _______________________   :
                                    : SS
COUNTY OF  ______________________   :


            Before me, the undersigned, a Notary Public, on this ____ day of March, 2000, personally appeared Mark E. Munro and Michael F. Sweeney, to me known personally, who, being by me duly sworn, did each separately say that he is the President and Treasurer, and Assistant Secretary (respectively, as appropriate) of BIZNESSONLINE.COM, INC., and that said instrument (i.e., the Intellectual Property Security Agreement) was signed on behalf of said Biznessonline.com, Inc. by authority of its Board of Directors, and the said President and Treasurer, and Assistant Secretary each acknowledged said instrument to be his free act and deed.


                                    ____________________________________________
                                    Notary Public

                                    My Commission Expires: _____________________

                                     ACKNOWLEDGEMENT

STATE OF  _______________________   :
                                    : SS
COUNTY OF  ______________________   :


            Before me, the undersigned, a Notary Public, on this _____ day of March, 2000, personally appeared Steven Tunney, to me known personally, who, being by me duly sworn, did say that he is the Chief Operating Officer and Chief Financial Officer of MCG FINANCE CORPORATION, and that said instrument (i.e., the Intellectual Property Security Agreement) was signed on behalf of said MCG Finance Corporation by authority of its Board of Directors (through its Credit Committee), and the said Chief Operating Officer and Chief Financial Officer acknowledged said instrument to be his free act and deed.


                                    ____________________________________________
                                    Notary Public

                                    My Commission Expires: _____________________

                                   SCHEDULE A

                              COPYRIGHT COLLATERAL

                             I. Registered Copyrights

         Copyright                  Registration                Registration
           Title                       Number                       Date
         ---------                  ------------                ------------

                                       N/A

                        II. Pending Copyright Applications

 Copyright       Application        Filing          Date of          Date of
   Title            Number           Date           Creation       Publication
 ---------       -----------        ------          --------       -----------

                                       N/A

                           III. Unregistered Copyrights


                                                         Date and      Date of
                                                       Recordation    Expected
                                                        Number of   Registration
Copyright       Date of       Date of      Original     Assignment       (if
  Title        Creation     Publication  Author/Owner   to Grantor   applicable)
  -----        --------     -----------  ------------   ----------   -----------

                                       N/A

                              IV. Copyright Licenses

                                           Effective    Expiration     Subject
Copyright      Licensor      Licensee        Date          Date        Matter
---------      --------      --------      ---------    ----------     -------

                                       N/A

                                   SCHEDULE B

                                PATENT COLLATERAL

                                    I. Patents

       Patent                              Issue
       Number             Country          Date                   Title
       ------             -------          -----                  -----

                                       N/A

                          II. Pending Patent Applications

  Patent       Atty. Docket                      Serial Filing
  Title           Number        Country       Number        Date        Status
  -----           ------        -------       ------        ----        ------

                                       N/A

                               III. Patent Licenses

                                                        Effective    Expiration
Patent No.      Country      Licensor      Licensee        Date         Date
----------      -------      --------      --------     ---------    ----------

                                       N/A

                                   SCHEDULE C

                              TRADEMARK COLLATERAL

                            I. Registered Trademarks

       Trademark                                              Registration
      Description                    Country                     Number
      -----------                    -------                  ------------

                                       N/A

                        II. Pending Trademark Applications

                        Atty.
     Trademark          Docket                  Serial      Filing
    Description         Number      Country     Number       Date       Status
    -----------         ------      -------     ------      ------      ------

BIZNESSONLINE.COM                     USA     75/652,860  03/03/1999  Pending
BIZNESSONLINE.COM
  and Design                          USA     75/652,861  03/03/1999  Pending

                             III. Trademark Licenses

Registration                                              Effective   Expiration
   Number       Mark    Country    Licensor    Licensee      Date        Date
------------    ----    -------    --------    --------   ---------   ----------

                                       N/A